Barclays MLP Corporate Access Day March 2015 Exhibit 99.01

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of federal securities laws. These statements discuss future expectations, contain projections of results of operations or of financial condition or state other forward-looking information. You can identify forward-looking statements by words such as
“anticipate,” “believe,” “estimate,” “expect,” “forecast,” “project,” “could,” “may,” “should,” “would,” “will” or other similar expressions that convey the uncertainty of future events or outcomes. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the Partnership's control and are difficult to predict. These statements are often based upon various assumptions, many of which are based, in turn, upon further assumptions, including examination of historical operating trends made by the management of the Partnership.  Although the Partnership believes that these assumptions were reasonable when made, because assumptions are inherently subject to significant uncertainties and contingencies, which are difficult or impossible to predict and are beyond its control, the
Partnership cannot give assurance that it will achieve or accomplish these expectations, beliefs or intentions.
When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements contained in the Partnership’s filings with the U.S. Securities and Exchange Commission, including the Form S-1 and prospectus relating to the initial public offering of the Partnership’s common units, and the Partnership’s annual reports on Form 10-K and quarterly reports on Form 10-Q, available on the
Partnership’s website at www.valeroenergypartners.com.
These risks could cause the Partnership’s actual
results to differ materially from those contained in any forward-looking statement.

VALERO
ENERGY PARTNERS LP
VLP Headquarters
VLP Refined Products Terminal
VLP Crude Oil Terminal
VLP Crude Oil and Products Terminal
VLP Refined Products Pipeline
VLP Crude Oil Pipeline
Valero Refinery
McKee Logistics System
Turpin Terminal
Piper
Perryton
McKee Refinery
El Paso Pipeline
SFPP Pipeline Connection
El Paso Terminal and Truck Rack
Memphis Logistics System
West Memphis Terminal
Shorthorn Lateral Pipeline
Memphis Airport Jet Pipeline
FedEx Lateral Pipeline
Shorthorn Pipeline
Memphis Refinery
Collierville Pipeline
Collierville Terminal
Wynnewood Products System
Wynnewood Station
Ardmore Refinery
Three Rivers Crude System
Three Rivers Truck Haul
Three Rivers Refinery
San Antonio
Houston Terminal
St. Charles Terminal
Port Arthur Logistics System
Lucas Terminal
Nederland Pipeline
Lucas Pipeline
12-10 Pipeline
El Vista Terminal
PAPS Terminal
Port Arthur Products Pipelines
Port Arthur Refinery
OK
NM
TX
AR
LA
MS
TN

3 A Growth-Oriented Logistics MLP with 100% Fee-Based Revenues VLP is sponsored by Valero Energy Corp. (NYSE: VLO), the world’s largest independent refiner

Our Strategy
•
Maintain safe and reliable operations in our high-quality asset base
•
Avoid direct commodity price risk
•
Target LP unit distribution compound annual growth rate (CAGR) in the range of 20% to 25%
•
Executing on our plan to complete $1 billion of acquisition transactions from VLO in 2015
$671 million acquisition closed on March 1, 2015
•
Significant inventory of acquisition targets at VLO, which is focused on midstream growth
•
Opportunities to diversify business and develop third-party volumes as VLP matures
•
Target investment grade credit rating

Generate Stable, Predictable Cash Flows
Maintain Top-Tier Growth Profile
Demonstrate Financial Discipline

Long-Term Agreements Provide
Stable and Predictable Cash Flows
Terminals
• All transportation and terminal
services agreements have 10
year initial terms and 5 year
renewal terms
Memphis refinery truck rack is
exception, without renewal term
• Approximately 85% of revenues
contractually obligated by
minimum volume commitments
(MVCs)
• No direct commodity price
exposure
• 2014 revenues were balanced
between pipelines and terminals
2014 Revenue
Pipelines
44%
56%

Delivering Growth
VLP is on target to acquire $1 billion of assets from VLO in 2015
•
1
st
acquisition – Texas Crude
Systems Business in July 2014
for $154 million
•
2
nd
acquisition – Houston and
St. Charles Terminal Services
Business in March 2015 for
$671 million
•
Plan to grow VLP’s 4Q15
annualized EBITDA to
approximately $200 million
•
Targeting nearly 25% CAGR
for LP distributions through
2017
See Appendix for reconciliation of estimated 2015 EBITDA to net income.
$95
$200
4Q14
Annualized
4Q15E
Annualized
Adjusted EBITDA Attributable to VLP
(millions)

Acquisition of Houston and St. Charles
Terminal Services Business from VLO
Operations
•
Crude oil, intermediates, and refined
petroleum product terminaling
services in Houston, Texas and Norco,
Louisiana
3.6 million barrels of storage capacity on the
Houston ship channel
10 million barrels of storage on the Mississippi
River
•
10-year terminaling agreements with
VLO subsidiaries
•
Over 85% of revenues contractually
obligated by MVCs
Transaction expected to be immediately accretive to VLP
Financing
•
$671 million transaction closed on
March 1, 2015
•
$411 million in cash to VLO
$211 million of cash from balance sheet
$200 million under revolving credit facility
•
$160 million 5-year subordinated loan
agreement with VLO
•
$100 million issuance of VLP units to
VLO
1,908,100 million common units
38,941 general partner units
Common and general partner units allocated
in proportion to allow general partner to
maintain its 2 percent interest
•
Expected to contribute $75 million of
EBITDA annually

Significant Inventory of Logistics Assets
at VLO to Fuel VLP’s Growth
(1)
Includes assets that have other joint venture or minority interests.
(2)
Includes approximately 4 million barrels of underground storage capacity.
Pipelines
(1)
Racks, Terminals, and Storage
(1)
Rail
Marine
(1)
Fuels Distribution

• VLO is evaluating qualifying volumes and commercial structure as potential drop-
down candidate
• 51 docks
• Two Panamax class vessels
• Three crude unloading facilities with estimated total capacity of 150 MBPD
• Purchased CPC-1232 railcars expected to serve VLO’s long-term needs in ethanol and asphalt
• Approximately 100 million barrels
(2)
of active shell capacity for crude and products
• 139 truck rack bays
• Over 1,200 miles of active pipelines
• Expect start-up of 440-mile Diamond Pipeline from Cushing to Memphis refinery in
1H17

Significant Inventory of Estimated MLP
Eligible EBITDA at VLO
Fuels distribution would provide incremental EBITDA if selected
$800
($15)
($75)
$24
$34
$46 $814
Dec 2013
Guidance (with
base + 2014-2015
projects)
July 2014 Drop
Down
March 2015 Drop
Down
2014 - 2015
Additional
Logisitics Projects
2016 - 2017
Logistics Projects
Diamond Pipeline Current Guidance
Option
millions

VLO’s Estimated Logistics Capital Spending
VLO’s logistics investments are expected to increase feedstock flexibility and refined product export capability
Source: VLO  management presentations
$510
$175
$45
$220
$180
$665
$185
$45
$5
$915
$400
$715
2014 2015E 2016E
(millions)
Marine, Docks, and Other
Logistics
Pipelines and Tanks
Railcars and Unloading

25.2% Growth over MQD

1%
12/10/2013
2/10/2014
4/10/2014
6/10/2014
8/10/2014
10/10/2014
12/10/2014
2/10/2015

Strong Growth Driving VLP
Unit Performance
Source:  Bloomberg prices through Feb 26, 2015
$0.2125 $0.2125
$0.2225
$0.2400
$0.2660
4Q13* 1Q14 2Q14 3Q14 4Q14
Distribution per LP Unit
$2.6
$13.6
$15.7
$21.1
$22.6
4Q13 1Q14 2Q14 3Q14 4Q14
Distributable Cash Flow
(millions)
130%
1%
10%
30%
50%
70%
90%
110%
130%
150%
VLP Unit Performance Since IPO
VLP Price
AMZ Index
-10%
*
Prorated minimum quarterly distribution (MQD) for period of Dec 16 – 31

•
Strategic relationship with VLO, an investment-grade
sponsor
•
High-quality, well-maintained assets integrated with VLO’s
refineries and located in advantaged regions
•
Stable and predictable cash flows from long-term, fee-based
contracts
•
Executing on accelerated growth strategy with recent $671
million acquisition
•
Significant inventory of acquisition opportunities at VLO
•
Targeting LP unit distribution CAGR in the 20% to 25% range
over the next few years

VLP’s Competitive Strengths

Appendix Topic Page VLP Alignment with VLO 14 Long Term Macro Market Expectations 15 VLO Asset Overview 16 Non-GAAP Reconciliations 17 IR Contact Information 18 13

VLP Aligned with VLO
• VLO remains invested in VLP
– 71% of LP ownership
comprised of common units
and subordinated units
– 100% GP ownership and all
associated IDRs
• VLO continues to grow its
midstream business and
intends to use VLP as the
primary vehicle to facilitate
this growth
Certain wholly owned subsidiary of
Valero Energy Corporation
Common Units
Subordinated Units
Valero Energy
Corporation
(NYSE: VLO)
Public
Unitholders
Common Units
Valero Energy Partners GP LLC
(our General Partner)
General Partner Units
Incentive Distribution Rights
100.0% ownership interest
100.0% ownership interest
28.4% limited partner
interest
2.0% general partner interest
Valero Energy Partners LP
(NYSE: VLP)
(the Partnership)
100.0% ownership interest
Valero Partners Operating Co. LLC
Operating Subsidiaries
100.0% ownership interest
69.6% limited
partner interest

Our Long-Term Macro Market
Expectations
Global Outlook
U.S. Economy and
Petroleum Demand
North American
Resource
Advantage
International Export
Markets
• Economic activity and total petroleum demand increases
• Transportation fuels demand grows
• Refining capacity growth slows after 2015; utilization stabilizes then expected to increase
• Refinery rationalization pressure continues in Europe, Japan, and Australia
• Economic growth strengthens over next five years, which stimulates refined product demand
• Diesel and jet fuel demand continues to strengthen
• Gasoline demand continues to recover moderately
• Natural gas production growth still attractive and development continues
• Crude production is economic; growth continues, but tempered with lower prices
• North American refiners maintain competitive advantage
• Broad lifting of crude export ban not expected for several years, if ever
• U.S. continues to be an advantaged net exporter of products
• Atlantic Basin market continues to grow, with increasing demand from
Latin America and Africa
• U.S. Gulf Coast is strategically positioned with globally competitive assets

VALERO ENERGY PARTNERS LP

ALBERT CITY
WELCOME
FORT DODGE
CHARLES CITY
JEFFERSON
AURORA
HARTLEY
ALBION
JEAN GAULIN (QUEBEC)
BLOOMINGBURG
LINDEN
MOUNT VERNON
MEMPHIS
BENICIA
WILMINGTON
MCKEE
ARDMORE
SAN ANTONIO
ST. CHARLES
MERAUX
THREE RIVERS
PORT ARTHUR
BILL GREEHEY (CORPUS CHRISTI EAST AND WEST)
HOUSTON
TEXAS CITY
UNITED KINGDOM
IRELAND
ARUBA
PEMBROKE
WHOLESALE MARKETING PRESENCE
BRANDED WHOLESALE PRESENCE
VALERO REFINERIES
VALERO ETHANOL PLANTS
VALERO HEADQUARTERS
DIAMOND GREEN DIESEL

VLO’s Assets Concentrated in
Advantaged Locations
Refinery
Capacities (MBPD) Nelson
Index Throughput Crude Oil
Corpus Christi 325 205 19.9
Houston 175 90 15.4
Meraux 135 125 9.7
Port Arthur 375 335 12.4
St. Charles 290 215 16.0
Texas City 260 225 11.1
Three Rivers 100 89 13.2
Gulf Coast 1,660 1,284 14.0
Ardmore 90 86 12.1
McKee 180 168 9.5
Memphis 195 180 7.9
Mid-Con 465 434 9.3
Pembroke 270 210 10.1
Quebec City 235 230 7.7
North Atlantic 505 440 8.9
Benicia 170 145 16.1
Wilmington 135 85 15.9
West Coast 305 230 16.0
Total or Avg.  2,935 2,388 12.4

Non-GAAP Reconciliations
RECONCILIATION OF NET INCOME UNDER GAAP TO EBITDA
(in millions)
RECONCILIATION OF FORECASTED NET INCOME UNDER GAAP TO EBITDA
(in millions)
Full Year Beginning
March 1, 2015
Valero Partners
Houston and Louisiana
Forecasted net income $                                 37
Add:  Forecasted depreciation expense 20
Add:  Forecasted interest expense 18
Forecasted EBITDA $ 75
(1)
Interest expense and cash interest paid both include commitment fees to be paid on our revolving credit facility. Interest expense also includes the amortization of estimated deferred issuance costs to be incurred in connection with establishing our revolving credit facility.
Three Months Ended Three Months Ended
December 31, 2014 December 31, 2015
As Reported Annualized (x4) Forecasted Annualized (x4)
Net income $ 19 $ 76 $ 32 $ 128
Plus:
Depreciation expense 5 18 11 44
Interest expense
(1)
- 1 7 28
Income tax expense - - - -
EBITDA $ 24 $ 95 $ 50 $ 200

Investor Relations Contacts
For more information, please contact:
John Locke
Executive Director, Investor Relations
210-345-3077
john.locke@valero.com
Karen Ngo
Manager, Investor Relations
210-345-4574
karen.ngo@valero.com